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                                                                   EXHIBIT 10.13

                         AMENDED AND RESTATED TERM NOTE

$412,000

                                                                 August 25, 1999
                                                              New York, New York


For value received, the receipt and sufficiency of which are hereby acknowledged, POLYCHEM CORPORATION, a Pennsylvania corporation ("Borrower"), hereby promises to pay to the order of GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation ("Lender"), $412,000, together with interest on the unpaid balance of such amount from the date of this Note. This Note is the Term Note issued under the Loan and Security Agreement between Borrower and Lender of even date herewith (said agreement, as the same may be amended, restated or supplemented from time to time, being herein called the "Agreement") to which a reference is made for a statement of all of the terms and conditions of the Loan evidenced hereby. Capitalized terms not defined in this Note shall have the respective meanings assigned to them in the Agreement. This Note is secured by the Agreement, the other Loan Documents and the Collateral, and is entitled to the benefit of the rights and security provided thereby.

Interest on the outstanding principal balance under this Note is payable at the Term Loan Rate or, under the circumstances contemplated by the Agreement, at the Default Rate, in immediately available United States Dollars at the time and in the manner specified in the Agreement. The outstanding principal and interest under this Note shall be immediately due and payable on the Commitment Termination Date, and prior to the Commitment Termination Date, the outstanding principal shall be due and payable in accordance with the schedule attached as Schedule G-1 hereto and incorporated herein by reference.

Payments received by Lender shall be applied against principal and interest as provided for in the Agreement. To the fullest extent permitted by applicable law, Borrower waives: (a) presentment, demand and protest, and notice of presentment, dishonor, intent to accelerate, acceleration, protest, default, nonpayment, maturity, release, compromise, settlement, extension or renewal of any or all of the Obligations, the Loan Documents or this Note; (b) all rights to notice and a hearing prior to Lender's taking possession or control of, or to Lender's replevy, attachment or levy upon, the Collateral or any bond or security that might be required by any court prior to allowing Lender to exercise any of its remedies; and (c) the benefit of all valuation, appraisal and exemption laws.

Borrower acknowledges that this Note is executed as part of a commercial transaction and that the proceeds of this Note will not be used for any personal or consumer purpose.

Borrower agrees to pay to Lender all Fees and expenses described in the Agreement.

Upon the occurrence of any one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided therein.


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This Note amends and restates the Note dated September 30, 1998 in the original principal amount of $1,500,000.

BORROWER ACKNOWLEDGES THAT BORROWER HAS WAIVED THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING ON THIS NOTE. THIS NOTE IS GOVERNED BY THE LAW OF THE STATE OF NEW YORK.



                                                     POLYCHEM CORPORATION



                                                     By: /s/ Paul A. DeJuliis
                                                        ------------------------
                                                         Name:  Paul A. DeJuliis
                                                         Title: Chairman and CEO


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      SCHEDULE G-1 TO AMENDED AND RESTATED TERM NOTE DATED August 25, 1999

                  IN THE ORIGINAL PRINCIPAL AMOUNT OF $412,000

                          MADE BY POLYCHEM CORPORATION



                              Amortization Schedule

The Term Loan shall amortize in equal monthly principal installments of $8,000 payable on the first day of each month, with a balloon payment of the remaining outstanding balance on the Commitment Termination Date.








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